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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              --------------------

 |_| CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
     SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)
                              --------------------

            A U.S. National Banking Association                                              41-1592157
(Jurisdiction of incorporation or organization if not a U.S.                    (I.R.S. Employer Identification No.)
                       national bank)
             Sixth Street and Marquette Avenue                                                  55479
                   Minneapolis, Minnesota                                                    (Zip code)
          (Address of principal executive offices)

                       Stanley S. Stroup, General Counsel

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                              --------------------

                                   TELIK, INC.
               (Exact name of obligor as specified in its charter)

                              --------------------

                           Delaware                                                           93-0987903
(State or other jurisdiction of incorporation or organization)                   (I.R.S. Employer Identification No.)
                    750 Gateway Boulevard                                                        94080
               South San Francisco, California                                                (Zip code)
           (Address of principal executive offices)

                              ---------------------
                             Senior Debt Securities
                       (Title of the indenture securities)




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Item 1.  General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency Treasury Department Washington, D.C.

               Federal Deposit Insurance Corporation Washington, D.C.

               The Board of Governors of the Federal Reserve System Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.                       Not applicable.

Item 16. List of Exhibits.                      List below all exhibits filed as
                                                a part of this Statement of
                                                Eligibility. Wells Fargo Bank
                                                incorporates by reference into
                                                this Form T-1 the exhibits
                                                attached hereto.

         Exhibit 1.                      a.     A copy of the Articles of
                                                Association of the trustee now
                                                in effect.***

         Exhibit 2.                      a.     A copy of the certificate of
                                                authority of the trustee to
                                                commence business issued June
                                                28, 1872, by the Comptroller of
                                                the Currency to The Northwestern
                                                National Bank of Minneapolis.*

                                         b.     A copy of the certificate of the
                                                Comptroller of the Currency
                                                dated January 2, 1934, approving
                                                the consolidation of The
                                                Northwestern National Bank of
                                                Minneapolis and The Minnesota
                                                Loan and Trust Company of
                                                Minneapolis, with the surviving
                                                entity being titled Northwestern
                                                National Bank and Trust Company
                                                of Minneapolis.*

                                         c.     A copy of the certificate of the
                                                Acting Comptroller of the
                                                Currency dated January 12, 1943,
                                                as to change of corporate title
                                                of Northwestern National Bank
                                                and Trust Company of Minneapolis
                                                to Northwestern National Bank of
                                                Minneapolis.*

                                         d.     A copy of the letter dated May
                                                12, 1983 from the Regional
                                                Counsel, Comptroller of the
                                                Currency, acknowledging receipt
                                                of notice of name change
                                                effective May 1, 1983 from
                                                Northwestern National Bank of
                                                Minneapolis to Norwest Bank
                                                Minneapolis, National
                                                Association.*

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                                         e.     A copy of the letter dated
                                                January 4, 1988 from the
                                                Administrator of National Banks
                                                for the Comptroller of the
                                                Currency certifying approval of
                                                consolidation and merger
                                                effective January 1, 1988 of
                                                Norwest Bank Minneapolis,
                                                National Association with
                                                various other banks under the
                                                title of "Norwest Bank
                                                Minnesota, National
                                                Association."*

                                         f.     A copy of the letter dated July
                                                10, 2000 from the Administrator
                                                of National Banks for the
                                                Comptroller of the Currency
                                                certifying approval of
                                                consolidation effective July 8,
                                                2000 of Norwest Bank Minnesota,
                                                National Association with
                                                various other banks under the
                                                title of "Wells Fargo Bank
                                                Minnesota, National
                                                Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued
                                                January 2, 1934, by the Federal
                                                Reserve Board.*

         Exhibit 4.                             Copy of By-laws of the trustee
                                                as now in effect.***

         Exhibit 5.                             Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.                             Not applicable.

         Exhibit 9.                             Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
** Incorporated by reference to exhibit number 25 filed with registration statement number 333-84722
*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.
**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 21 day of May 2002.

                      WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


                      By:      /s/ Michael G. Slade
                               -------------------------------------------------

                               Michael G. Slade
                               Corporate Trust Officer

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                                    Exhibit 6

May 21, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Office of the SEC:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                Very truly yours,

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION

                                /s/ Michael G. Slade
                                ------------------------------------------------
                                Michael G. Slade
                                Corporate Trust Officer